GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

Class A (CRDTX), Class C (CGCCX), Class I Shares (CRDIX),

Class F Shares (CRDFX) and Class L Shares (CRDLX) of Beneficial Interest

Supplement dated March 26, 2020 to the Prospectuses and

Statements of Additional Information dated November 15, 2019

This Supplement revises the Prospectuses and the Statements of Additional Information (“SAI”), dated November 15, 2019, for the Griffin Institutional Access Credit Fund (the “Fund”) as shown below.

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The following is inserted in each sub-section in the Prospectuses captioned “Risks Related to an Investment in the Fund” immediately following the sixth paragraph of such sub-section labeled “Market Risk”:

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

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Effective as of March 10, 2020, Mr. Howard S. Hirsch has resigned from the Adviser’s Investment Committee. All references to Mr. Hirsch are hereby removed from the Prospectuses.

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Effective as of March 10, 2020, Mr. Ryan Del Giudice replaced Mr. Howard S. Hirsch as the Vice President of the Fund. Effective as of March 10, 2020, Mr. Howard S. Hirsch has also resigned as an Assistant Secretary of the Fund. All information regarding Mr. Hirsch is hereby removed from the Interested Trustees and Officers table under the “Management of the Fund” section of the SAI, and that table is replaced in its entirety with the following:

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Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kevin Shields Age: (1958)	President and Trustee Since 2017	Chairman and Chief Executive Officer, Griffin Capital Company, LLC; Chief Executive Officer, Griffin Capital Credit Advisor, LLC; Chairman and Chief Executive Officer, Griffin Capital Securities, LLC; President and Director, Griffin Capital BDC Corp.; Executive Chairman, and Chief Executive Officer, Griffin Capital Essential Asset REIT, Inc. and Executive Chairman, and Chief Executive Officer, EA 1.	2	President and Trustee, Griffin Institutional Access Real Estate Fund, 2017 - present; Chairman, Griffin Capital Company, LLC, 1995 - present; Director, EA 1, 2008 - 2019; Director, Griffin Capital Essential Asset REIT Inc., 2014 - 2019; Director, Griffin Capital BDC Corp., 2014 - 2017.
Randy Anderson Age: (1968)	Chairman, Secretary and Trustee Since 2017	Chief Economist, Griffin Capital Company, LLC; President, Griffin Capital Asset Management Company, LLC; Chief Investment Officer, Griffin Capital Advisor, LLC; Chief Investment Officer, Griffin Capital Credit Advisor, LLC; Executive Vice President, Griffin Capital BDC Corp; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company.	2	Chairman, Secretary and Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.

Joseph Miller Age: (1963)	Treasurer Since 2017	Chief Financial Officer and Chief Operating Officer, Griffin Capital Company, LLC; Treasurer, Griffin Institutional Access Real Estate Fund; and Chief Financial Officer, Griffin Capital BDC Corp.	n/a	n/a
Ryan Del Giudice Age: (1990)	Chief Compliance Officer Since 2018 and Vice President Since 2020

Chief Compliance Officer, Griffin Capital Advisor, LLC; Chief Compliance Officer, Griffin Capital Credit Advisor, LLC; Griffin Capital Company, LLC; Chief Compliance Officer, Griffin Institutional Access Real Estate Fund; Vice President, Cipperman Compliance Services, LLC; Manager, Cipperman Compliance Services, LLC.

			n/a	n/a
Madeline Arment Age: (1989)	Assistant Treasurer Since 2019	Assistant Treasurer, Griffin Institutional Access Real Estate Fund; Fund Controller, ALPS Fund Services, Inc; Manager of Investment Operations, Shelton Capital Management; Tax Supervisor/Accountant, ALPS Fund Services, Inc.	n/a	n/a
Christopher Moore Age: (1984)	Assistant Secretary Since 2017	Vice President and Secretary, Boulder Growth and Income Fund; Secretary of each of: RiverNorth Opportunities Fund; ALPS Series Trust; Assistant Secretary of each of Griffin Institutional Access Real Estate Fund; RiverNorth Opportunistic Municipal Income Fund; RiverNorth Funds; RiverNorth Managed Duration Municipal Income Fund.	n/a	n/a

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This Supplement, and the Prospectuses and Statements of Additional Information, provide relevant information for all shareholders. These can be obtained without charge by calling the Fund at 1-888-926-2688 or by visiting http://www.griffincapital.com

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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